UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
November 20, 2019
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders
Campbell Soup Company ("Campbell") held its Annual Meeting of Shareholders on November 20, 2019. The final results of voting with respect to each matter of business are set forth below.
1. Election of Directors
The nominees for election to the Board of Directors were elected, each until the next Annual Meeting of Shareholders or their earlier resignation or retirement.  For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Fabiola R. Arredondo	246,807,000	1,173,985	401,190	18,736,427
Howard M. Averill	246,779,337	1,155,280	447,558	18,736,427
John P. (JP) Bilbrey	247,214,094	761,841	406,240	18,736,427
Mark A. Clouse	247,025,698	1,006,648	349,829	18,736,427
Bennett Dorrance	245,160,544	2,997,267	224,364	18,736,427
Maria Teresa (Tessa) Hilado	246,918,132	1,027,209	436,834	18,736,427
Sarah Hofstetter	246,840,831	1,140,961	400,383	18,736,427
Marc B. Lautenbach	246,181,328	1,803,442	397,405	18,736,427
Mary Alice D. Malone	245,575,437	2,480,908	325,830	18,736,427
Keith R. McLoughlin	246,920,498	1,089,869	371,808	18,736,427
Kurt T. Schmidt	246,811,657	1,106,740	463,778	18,736,427
Archbold D. van Beuren	246,333,548	1,754,328	294,299	18,736,427

2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2020
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Campbell's independent registered public accounting firm for fiscal 2020 was approved. The votes cast for and against this proposal, as well as the abstentions were as follows:

For	Against	Abstain
261,896,191	4,920,608	301,803
There were no broker non-votes for this proposal.

3. Advisory Vote on Fiscal 2019 Executive Compensation
The resolution to approve, on an advisory basis, the compensation of Campbell's executive officers named in the proxy statement for the 2019 Annual Meeting of Shareholders was approved. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
240,703,208	6,892,690	786,277	18,736,427

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

Date: November 21, 2019	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Deputy General Counsel